SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 28, 1999


                                  eGames, Inc.
             (Exact name of registrant as specified in its charter)


       Pennsylvania                    0-27102                 23-2694937
(State or other jurisdiction    (Commission File Number)     (IRS Employer
     of incorporation)                                     Identification No.)



2000 Cabot Blvd. West, Suite 110, Langhorne, PA                19047-1833
-----------------------------------------------                ----------
(Address of principal executive offices)                       (Zip Code)



       Registrant's telephone number, including area code: (215) 750-6606


           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

         On September 28, 1999, eGames, Inc. (the "Company") entered into an agreement with Sovereign Bank to extend and increase its existing $1 million revolving credit facility to a $1.5 million revolving credit facility expiring October 31, 2000, as described in the Amended and Restated Line of Credit Note and Amendment to Line of Credit Loan and Security Agreement, attached hereto as Exhibits 99.1 and 99.2, and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         a.       None.

         b.       None.

         c.       Exhibits.

                  99.1 Amended and Restated Line of Credit Note
                  99.2 Amendment to Line of Credit Loan and Security Agreement


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          eGames, Inc.


                                          By: /s/ Gerald W. Klein
                                              ------------------------------
                                              Gerald W. Klein, President and
                                              Chief Executive Officer


Dated: October 25, 1999